UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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WINDROSE MEDICAL PROPERTIES TRUST

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PROXY STATEMENT
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE NOMINEES FOR CLASS I TRUSTEE.

WINDROSE MEDICAL PROPERTIES TRUST

3502 Woodview Trace
Indianapolis, Indiana 46268
(317) 860-8180

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 8, 2003

To the shareholders of
WINDROSE MEDICAL PROPERTIES TRUST:

     We cordially invite you to attend our Annual Meeting of Shareholders to be held at the Holiday Inn Select, 3850 DePauw Blvd., Indianapolis, Indiana 46268, on Thursday, May 8, 2003 beginning at 3:00 p.m., Central time. At this meeting, you and our other shareholders will be able to vote on:

(i)	The election of two Class I trustees, each to serve on our Board of Trustees until our 2006 Annual Meeting of Shareholders or until their successors have been duly elected and qualified; and

(ii)	Any other business that may properly come before our Annual Meeting of Shareholders or any adjournment.

     Our Board of Trustees has fixed the close of business on April 4, 2003 as the record date for determining the shareholders entitled to notice of and to vote at our Annual Meeting and at any adjournments or postponements thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You may vote either in person or by proxy. Please see the attached proxy statement for more details on how you can vote. If you cannot attend our annual meeting, we urge you to complete and return promptly the enclosed proxy card in the enclosed self-addressed envelope for your shares to be represented and voted at our annual meeting in accordance with your instructions. You may revoke your proxy by delivery to the Secretary of a later dated proxy, by giving written notice of your revocation of such proxy to the Secretary and of course, if you attend our annual meeting, you may withdraw your proxy and vote your shares in person.

By Order of the Board of Trustees,

/s/ Daniel R. Loftus

Daniel R. Loftus, Secretary

Indianapolis, Indiana
April 8, 2003

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope provided. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your signed proxy card.

WINDROSE MEDICAL PROPERTIES TRUST

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 8, 2003

GENERAL INFORMATION

     This proxy statement, together with the enclosed proxy, and Notice of Annual Meeting are provided in connection with the solicitation of proxies by and on behalf of our board of trustees, for use at the annual meeting of shareholders to be held on May 8, 2003 (the “Annual Meeting”). The Annual Meeting will be held at the Holiday Inn Select, 3850 DePauw Blvd., Indianapolis, Indiana 46268 on Thursday May 8, 2003 beginning at 3:00 p.m. Central time. Our Board of Trustees is requesting that you allow your shares to be represented and voted at the Annual Meeting by the proxies named on the enclosed proxy card. This proxy statement and accompanying proxy and Notice of Annual Meeting will first be mailed to shareholders on or about April 8, 2003.

     The mailing address of our principal executive offices is 3502 Woodview Trace, Indianapolis, Indiana 46268. We maintain a website at http://www.windrosempt.com.

     All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given on the proxy, unless the proxy is revoked before the meeting.

     Only holders of record of our common shares of beneficial interest, $0.01 par value per share (“Common Shares”), at the close of business on April 4, 2003 are entitled to notice of and to vote at the meeting, or at adjournments or postponements of the meeting. Each holder of record on the record date is entitled to one vote for each Common Share held. On April 4, 2003, there were 5,691,710 Common Shares issued and outstanding.

Purposes of the Annual Meeting

     The purposes of our annual meeting are: (1) to elect two Class I trustees to serve on our Board of Trustees until the annual meeting of shareholders in 2006 or until their successors are duly elected and qualified; and (2) to transact any other business that may properly come before the Annual Meeting and any adjournments of the Annual Meeting. Our Board of Trustees knows of no matters, other than the election of trustees, to be brought before our Annual Meeting.

VOTING

Expenses Of Solicitation Of Proxies

     The enclosed proxy is being solicited by and on behalf of our Board of Trustees. The expense of soliciting proxies for the Annual Meeting, including the cost of mailing, will be borne by us. In addition to solicitation by mail, our officers may solicit proxies from shareholders by personal interview. Such persons will receive no compensation for such services. We also intend to request persons holding Common Shares in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will also use the proxy solicitation services of Continental Stock Transfer and Trust Company (“CSTTC”). For such services, we will pay a fee that is not expected to exceed $5,000 plus out-of-pocket expenses.

How to Vote Your Shares

     You may vote your shares at our Annual Meeting in person or if you cannot attend our Annual Meeting in person or you wish to have your shares voted by proxy even if you do attend our Annual Meeting, you may vote by duly authorized proxy. Our Board of Trustees has appointed Frederick L. Farrar and Daniel R. Loftus to serve as the designated persons (known as “proxies”) to vote your shares at our Annual Meeting in accordance with your instructions. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot, which will be provided at the meeting. If you hold your Common Shares in your own name as a holder of record, you may instruct the proxies to vote your Common Shares by signing, dating and mailing the proxy card in the postage-paid envelope provided.

     Your proxy card will be valid only if you sign, date and return it before our Annual Meeting. If you complete all of the proxy card except the voting instructions, then the designated proxies will vote your shares FOR the election of the two nominees for Class I trustees. If either nominee for election to our Board of Trustees is unable to serve—which we do not anticipate—or if any other matters are properly raised at the Annual Meeting, then the designated proxies will vote your shares in accordance with their best judgment.

     In voting by proxy card as to the election of trustees, you may either (1) vote in favor of one or both of the two nominees, or (2) withhold your votes as to one or both of the nominees.

     If you cannot attend our Annual Meeting, we ask you to vote, sign, date and return the enclosed proxy card as soon as possible. If your Common Shares are held in the name of a broker, bank or other intermediary, you may vote and revoke a previously submitted vote only through, and in accordance with, procedures established by the record holder(s) or their agent(s).

How to Revoke Your Proxy

     You may revoke your proxy at any time before it is exercised at our Annual Meeting by any of the following actions:

•	by notifying our Secretary in writing that you would like to revoke your proxy,

•	by completing a proxy with a later date and by returning it to us at or before our Annual Meeting,

•	by attending our Annual Meeting and voting in person. (Note, however, that your attendance at our Annual Meeting, by itself, will not revoke a proxy you have already returned to us; you must also vote your shares in person at our Annual Meeting to revoke an earlier proxy.)

     You may obtain an additional proxy card by calling CSTTC at 212- 509-4000.

     If your Common Shares are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

Counting Of Votes

     A quorum will be present if the holders of a majority of the outstanding Common Shares entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

     The affirmative vote of a plurality of the Common Shares cast at the Annual Meeting will elect each nominee to our Board of Trustees.

     Abstentions will not be counted “for” or “against” a nominee but will be counted for purposes of determining the existence of a quorum.

     Under applicable New York Stock Exchange rules (the exchange on which our Common Shares are traded), brokers holding Common Shares for beneficial owners in nominee or “street” name must vote those shares according to the specific instructions they receive from the beneficial owners. However, brokers or nominees holding shares for a beneficial owner may not receive voting instructions from the beneficial owner and under the NYSE’s rules may not have discretionary voting power on non-routine matters. In these cases, if no specific voting institutions are provided by the beneficial owner, the broker may not vote on non-routine proposals. This results in what is known as a “broker non-vote.” “Broker non-votes” will not be counted as votes cast for a proposal, but will be counted only for the purpose of determining the existence of a quorum. Because the election of trustees is a routine matter for which specific instructions from beneficial owners are not required under the NYSE’s rules, no “broker non-votes” will arise in the context of voting for the two nominees for Class I trustees.

     If you do not provide voting instructions to your broker for shares held in nominee or street name, your brokerage firm may either (1) vote your shares on routine matters, including this year’s election of trustees, or (2) leave your shares unvoted.

     If you sign and return your proxy card without giving specific voting instructions, your shares will be voted FOR the nominees for trustees.

PROPOSAL ONE — ELECTION OF TRUSTEES

Introduction

     Our Declaration of Trust divides the Board of Trustees into three classes as nearly equal in number as possible with each class serving a three year term. One class of trustees is elected at each annual meeting of shareholders. Currently, the Board of Trustees has seven members, with two members serving as Class I trustees with terms expiring in 2003, three members serving as Class II trustees with terms expiring in 2004 and two members serving as Class III trustees with terms expiring in 2005.

NAME	AGE	POSITION
Fred S. Klipsch	61	Chairman of the Board, Chief Executive Officer and Trustee (Class III)
Bain J. Farris	53	Trustee (Class II)
Bruce M. Jacobson	53	Trustee (Class I)
Charles E. Lanham	71	Trustee (Class II)
David L. Maraman	54	Trustee (Class III)
Randall Tobias	61	Trustee (Class II)
Norman Zahler	52	Trustee (Class I)

     Mr. Klipsch has served as trustee since the Company was formed in March 2002. The other trustees have served since the Company completed its initial public offering in August 2002.

Nominees for Class I Trustee

     The terms of the current Class I trustees, Mr. Jacobson and Mr. Zahler, expire at the Annual Meeting. The Board of Trustees has nominated Mr. Jacobson and Mr. Zahler to serve as Class I trustees for a three-year term expiring at our annual meeting in 2006 or until their successors are elected and qualified.

     Unless a shareholder specifies otherwise, each shareholder’s Common Shares represented by the enclosed proxy will be voted FOR the election of the nominees. The nominees have indicated their willingness to serve if elected. While not anticipated, if either nominee shall become unavailable or unwilling to serve as trustee for any reason, the persons named as proxies on the proxy card may vote for any substitute nominee proposed by the Board of Trustees.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE
FOR THE NOMINEES FOR CLASS I TRUSTEE.

Information Regarding the Nominees

     BRUCE M. JACOBSON is a senior partner with Katz, Sapper & Miller, LLP, an accounting and consulting firm based in Indianapolis, Indiana. Mr. Jacobson joined Katz, Sapper & Miller in 1971. Mr. Jacobson is a certified public accountant and a member of the American Institute of Certified Public Accountants and the Indiana CPA Society. Mr. Jacobson currently serves as a member of the Advisory Boards of Vine Street Exchange Fund L.P., an investment management fund, and Financial Stocks Private Equity Fund 1998 L.P., and Financial Stocks Capital Partners, L.P., each of which is a private equity fund. Mr. Jacobson also serves on the Board of Directors of Quality Dining, Inc., an operator of restaurants throughout the United States.

     NORMAN ZAHLER served as a principal of, and an underwriter for, Pacific Capital Investors from 1998 to 1999 in connection with the acquisition of a $1.7 billion real estate loan portfolio. From 1989 to 1992, Mr. Zahler served as President of Zephyr Capital, LLC, a California real estate development company. From 1983 to 1988, Mr. Zahler founded and served as Chief Executive Officer of American Senior Inns, a developer of congregate care and assisted living facilities in California. Mr. Zahler currently serves on the Board of Directors of Canyon Creek Cabinets and Walz Postal Solutions.

Continuing Trustees

Terms expiring 2004:

     BAIN J. FARRIS has been a principal of Health Evolutions, Inc., a healthcare consulting company, since 1999. From 1995 to 1998, Mr. Farris served as Executive Vice President of Anthem, Inc., a diversified health insurance company with multi-state responsibility for Blue Cross/Blue Shield licenses. From 1971 to 1994, Mr. Farris served in a variety of positions, including as President and Chief Executive Officer from 1986 to 1994, at St. Vincent Hospital and Health Care Center, the largest hospital in the Daughters of Charity National Health System comprised of approximately 52 facilities and 5,600 employees. Mr. Farris currently serves on the Board of Trustees of Marian College, the Boards of Directors of CYO and Intus and the State of Indiana Tobacco Executive Board.

     CHARLES E. LANHAM is a principal in Klipsch Lanham Investments, a management company for the operating businesses owned by Messrs. Lanham and Klipsch. He has served as Chairman of Overhead Door Company of Indianapolis, Inc. since 1967. Mr. Lanham also has served as Chairman of LK Leasing Company, an equipment leasing company, since 1986. Since 1971, Mr. Lanham has been a director of The Steak n Shake Company, an owner of specialty restaurants and a New York Stock Exchange listed company. Mr. Lanham has served as Director for Indiana University Foundation and Indiana University Dean’s Advisory Council. He also has served as Trustee for the Indianapolis Museum of Art and as Director of St. Vincent Hospital Foundation.

     RANDALL TOBIAS served as President, Chief Executive Officer and Chairman of the Board of Directors of Eli Lilly & Company from 1993 to 1998. From 1986 to 1993, Mr. Tobias served as a senior officer and as Vice Chairman of the Board of Directors of AT&T Corp. From 1998 to 2001, Mr. Tobias served as the Polling Professor of Business and Government at Indiana University. Mr. Tobias currently serves on the boards of directors of Kimberly-Clark Corporation, Knight-Ridder, Inc. and Phillips Petroleum Company, and previously served on the boards of directors of Chemical Bank of New York (now J.P. Morgan Chase) and Agilent Technologies. From 1986 to 1999, Mr. Tobias also served on the board of trustees of Duke University.

Term expiring 2005:

     DAVID L. MARAMAN is President and Chief Executive Officer of CIB Bank, Indianapolis, Indiana, which he organized in March 1998. Prior to that, he was Vice President — Sales and New Business Development for Carmel Financial Corporation from April 1997 to February 1998. Prior to that, he was President and Chief Executive Officer of United Fidelity Bank, fsb, Evansville, Indiana from January 1995 to March 1997. He has also held several not-for-profit community positions, including serving on the Welborn Hospital Foundation Board.

     FRED S. KLIPSCH is the Chairman of our Board of Trustees and our Chief Executive Officer. He is a principal in Klipsch Lanham Investments, a management company for the operating businesses owned by Messrs. Klipsch and Lanham. Since 1990, Mr. Klipsch has served as Chairman of the Board of Directors and Chief Executive Officer of Klipsch Lanham Investments. He also was a majority owner and Chairman of the Board of Directors of Windrose International, LLC, the assets of which were contributed to our operating partnership upon completion of our initial public offering. Mr. Klipsch also served in various capacities with Overhead Door Company of Indianapolis, Inc., and Overhead Door Companies of Greater Cincinnati, Inc., both Klipsch Lanham Investments companies. Until May 2002, he served as Chief Executive Officer of Klipsch Audio, Inc. and currently is Chairman of the Board of Klipsch Audio, Inc.

COMMITTEES AND MEETINGS OF OUR BOARD OF TRUSTEES

     Our Board of Trustees has established standing committees to assist it in the discharge of its responsibilities. The principal responsibilities of each committee are described below. Actions taken by any committee of our Board of Trustees are reported to the Board of Trustees, usually at its next meeting.

Audit Committee

     The Board of Trustees has established an Audit Committee, which consists of Messrs. Farris, Tobias and Zahler (Chairman). The Audit Committee considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls.

     The Audit Committee met two times during 2002 and all members attended each meeting. The primary duties and responsibilities of the audit committee are to:

•	monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	make recommendations concerning the engagement of independent public accountants;

•	approve professional services provided by the independent public accountants;

•	consider the range of audit and non-audit fees;

•	monitor the independence and performance of our outside auditors;

•	to provide an avenue of communication among the outside auditors, management and our board of directors;

•	to encourage adherence to, and continuous improvement of, our financial reporting and internal control policies, procedures and practices; and

•	monitor compliance with legal and regulatory requirements.

The Compensation Committee

     Our Board of Trustees has established a Compensation Committee which consists of Messrs. Zahler and Farris (Chairman). The Compensation Committee determines compensation for our executive officers and administers our stock plan. The Compensation Committee met once during 2002 and both members attended. The primary duties and responsibilities of the compensation committee are to:

•	oversee our overall compensation philosophy and structure to determine its appropriateness;

•	review and approve proposed amendments to our benefits plans; and

•	review and recommend compensation arrangements for our executive officers.

TRUSTEE COMPENSATION

     Non-employee trustees receive a trustee’s fee of $12,000 per year and $500 per Board or committee meeting attended. Each trustee who was not an employee as of August 16, 2003, received options to purchase 2,000 Common Shares at an exercise price of $12 per share, the public offering price in our initial public offering. These options are immediately exercisable and will remain exercisable for ten years from the date of grant.

     Each trustee who is not an employee will receive options to purchase 2,000 Common Shares on the date of the first meeting of the Board of Trustees following each annual meeting of our shareholders. These options will vest 50% on the first anniversary of the date of grant and 50% on the second anniversary of the date of grant. These options will become fully exercisable if the trustee ceases to serve on our Board of Trustees due to death or disability.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under federal securities laws, our executive officers, trustees and any persons beneficially owning more than ten percent (10%) of a registered class of our equity securities are required to report their ownership and any changes in that ownership to the Securities and Exchange Commission (“SEC”) and to the New York Stock Exchange (“NYSE”). These persons are also required by SEC rules and regulations to furnish us with copies of these reports. Precise due dates for these reports have been established, and we are required to report in this proxy statement any failure to timely file these reports by those due dates by our trustees and executive officers during 2002.

     Based on our review of the reports and amendments to those reports furnished to us or written representations from our trustees and executive officers that these reports were not required from those persons, we believe that all of these filing requirements were satisfied by our trustees and executive officers during 2002, except that Mr. Zahler, inadvertently failed to timely file a Form 3 report relating to his initial ownership at the time of our initial public offering.

OWNERSHIP OF OUR COMMON SHARES

     We summarize below the beneficial ownership of our Common Shares as of December 31, 2002, by (a) each trustee, (b) each executive officer and (c) all trustees and executive officers as a group. Unless otherwise indicated in the accompanying footnotes, all of the Common Shares listed below are owned directly, and the indicated person has sole voting and investment power.

	Number of Shares
Name of Beneficial Owner	Beneficially Owned (1)		Percent of Class (1)

Fred S. Klipsch	171,014	(2)	2.5%
Bain J. Farris	2,000	(5)	*
Bruce M. Jacobson	3,600	(5)	*
Charles E. Lanham	51,461	(2)(5)(6)	*
David L. Maraman	2,000	(5)	*
Randall Tobias	10,400	(5)	*
Norman Zahler	2,000	(5)	*
Frederick L. Farrar	21,869	(2)(3)(4)	*
O.B. McCoin	68,203	(2)(3)(4)(7)	1.0%
Doug Hanson	5,867	(2)(3)(4)	*
R. Walker Batts	9,117	(2)(3)(4)	*
Daniel R. Loftus	3,700	(2)(3)(4)	*
Robin P. Barksdale	14,718	(2)(3)(4)	*

All trustees and executive officers as a group (13 persons)	365,949		5.3%

*	Represents less than 1% of the number of issued and outstanding Common Shares.

(1)	Assumes that all units of partnership interest in our operating partnership held by such person or group of persons are redeemed for Common Shares but does not include any Common Shares issuable upon exercise of options granted to such person or group of persons. The total number of Common Shares outstanding used in calculating the percentage assumes that none of the units of partnership interest, options or warrants held by other persons are redeemed for Common Shares or exercised for Common Shares.

(2)	Includes 143,414; 36,086; 7,079; 64,903; 4,667; 7,917; 2,500; and 13, 518 units of partnership interest owned by Messrs. Klipsch; Lanham; Farrar; McCoin; Hanson; Batts; Loftus; and Barkdale, respectively. The units are redeemable, at the option of the holder, beginning one year following the closing of the offering, for cash, or at our option, on a one-for-one basis, for our Common Shares.

(3)	Includes 22,600; 11,600; 1,600; 1,200; 1,200; 1,200; and 1,200 Common Shares issuable upon exercise of options granted to Messrs. Klipsch; Farrar; McCoin; Hanson; Batts; Loftus; and Barksdale, respectively, which are vested. Does not include 6,400; 4,800; 4,800; 4,800; and 4,800 Common Shares issuable upon exercise of options granted to Messrs. McCoin; Hanson; Batts; Loftus; and Barksdale, respectively, which vest over four years beginning on the first anniversary of the closing of the initial public offering. Does not include 22,600 and 11,600 Common Shares which are issuable upon exercise of options granted to Messrs, Klipsch and Farrar, respectively, which vest on the first anniversary of the closing of the initial public offering and 1,600 Common Shares issuable upon exercise of options granted to each of Mr. Klipsch and Mr. Farrar which vest on each of the second through fourth anniversary of the initial public offering.

(4)	Does not include Common Shares issuable to such person if we achieve annualized basic funds from operations of at least $1.35 per share for the last six months of 2003 based on the number of Common Shares outstanding upon completion of the initial public offering.

(5)	Includes 2,000 Common Shares issuable upon exercise of options to be granted to each non-employee trustee which will vest on the date of initial public offering.

(6)	Includes 1,250 Common Shares indirectly owned through a family limited partnership of which Mr. Lanham has control but only a 0.5% economic interest and 2,000 Common Shares in a foundation owned by the Lanham family of which Mr. Lanham exercises control, but has no economic interest.

(7)	Includes 1,700 Common Shares owned by Mr. McCoin’s children.

     The following table sets forth information for persons known by us to be beneficial owners of more than 5 percent of our Common Shares.

	Number of
	Common	Percent
	Shares	of
Name of Beneficial	Beneficially Owner Owned	Class

Stichting Pensioenfonds ABP(1) Oude Lindestraat 70, Postbus 2889 6401 DL Heerlen, The Netherlands	725,000	12.95%
Franklin Resources, Inc. (2) One Franklin Parkway San Mateo, California 94403	548,460	9.6%
Wasatch Advisors, Inc. (3) 150 Social Hall Avenue Salt Lake City, Utah 84111	368,305	6.5%

(1)	Based on information contained in a Schedule 13-D filed with the Securities and Exchange Commission on September 23, 2002.

(2)	Based on information contained in a Schedule 13-G/A filed with the Securities and Exchange Commission on February 12, 2003.

(3)	Based on information contained in a Schedule 13-G filed with the Securities and Exchange Commission on February 14, 2003.

EXECUTIVE COMPENSATION

Summary Compensation Table

     Set forth below are the amounts paid as compensation to our chief executive officer and our four other most highly compensated executive officers and certain other executive officers in 2002:

		Annual Compensation		Long Term Compensation

					Securities
				Restricted Share	Under Lying	All other
Name and Principal Position	Year	Salary($)(1)	Bonus($)	Awards($)(2)	Options/SARs(3)	Compensation($)

Fred S. Klipsch	2002	18,750	0	48,000	50,000
Chairman and Chief Executive Officer
Frederick L. Farrar	2002	18,750	0	48,000	28,000
President, Chief Operating Officer and Treasurer
O. B. McCoin	2002	69,050	0	48,000	8,000
Executive Vice President and President of HADC
Daniel R. Loftus	2002	65,625	0	30,000	6,000
Secretary and General Counsel
Robin P. Barksdale	2002	50,365	0	30,000	6,000
Executive Vice President and Chief Operating Officer of HADC
R. Walker Batts	2002	45,000	0	30,000	6,000
Vice President — Finance

(1)	Represents salaries for the period August 16, 2002 (the date of the initial public offering) through December 31, 2002. Annual salaries for Messrs. Klipsch, Farrar, McCoin, Loftus, Barksdale and Batts are $50,000, $50,000, $185,000, $175,000, $135,000 and $120,000, respectively. Initial salary and bonus compensation for Messrs. Klipsch and Farrar is for approximately twelve months following the initial public offering. After this initial period, the Compensation Committee of the Board of Trustees will determine what changes in annual salary need to be made. It is anticipated that, financial results permitting, Messrs. Klipsch and Farrar will receive salary increases up to approximately $350,000 and $225,000, respectively, and will be entitled to cash bonuses and other compensation as determined by the Compensation Committee of our Board of Trustees. In addition to salary, our executive officers will receive cash bonuses as follows if we achieve annualized basic funds from operations of at least $1.35 per share for the last six months of 2003 and other performance criteria for that officer are met based on the number of Common Shares outstanding upon completion of our initial public offering:

Mr. Klipsch	$50,000
Mr. Farrar	$50,000
Mr. McCoin	$74,000
Mr. Loftus	$52,500
Mr. Barksdale	$40,500
Mr. Batts	$36,000

(2)	The Common Shares vest only if we achieve annualized basic funds from operations of at least $1.35 per share for the last six months of 2003 based on the number of Common Shares outstanding upon completion of the initial public offering. The dollar amounts are based on the price of our Commons Shares in our initial public offering.

(3)	The exercise price for each stock option is the price to the public in the initial public offering. All options vest at the rate of 20% per year commencing on the closing of the initial public offering except for options to purchase 42,000 and 20,000 Common Shares issued to Messrs. Klipsch and Farrar, respectively, which vest at the rate of 50% on the closing of the initial public offering and 50% on the first anniversary of the initial public offering.

Executive Officers

     Frederick L. Farrar has served as our President, Chief Operating Officer and Treasurer since our formation in March 2002. Since 2000, he has served as President of Klipsch Lanham Investments. Since 1990, Mr. Farrar has served as Executive Vice President and Chief Financial Officer of Klipsch Lanham Investments and Executive Vice President and Chief Financial Officer of Klipsch Audio, Inc. Mr. Farrar resigned as Chief Financial Officer of Klipsch Audio in May 2002. Mr. Farrar also has served as Chief Financial Officer of our wholly-owned subsidiary, Hospital Affiliates Development Corporation (“HADC”), since 1990, and our predecessor, Windrose International, LLC since its formation.

     O. B. McCoin has served as our Executive Vice President since our formation in March 2002. From 1997 to August 2002, he served as President and Chief Executive Officer of Windrose International, LLC. Mr. McCoin served as President and Chief Executive Officer of Med Properties Management Group, L.L.C., a subsidiary of Windrose International, since its formation in January 2000 until August 2002. Mr.

McCoin has served as President and Chief Executive Officer of HADC since 1990. Prior to that Mr. McCoin has held carious positions with HADC since 1977.

     Robin P. Barksdale has served as Executive Vice President and Chief Operating Officer of HADC since October 1999. From 1984 to 1999, Mr. Barksdale served as Senior Vice President of HADC, in which capacity he managed the development of HADC healthcare-related projects. Mr. Barksdale joined HADC in 1978 and held various positions between 1978 and 1990.

     Doug Hanson has served as a Vice President and as our Chief Financial Officer since our formation in March 2002. From 1998, Mr. Hanson served as Vice President, Finance and Administration, of Windrose International, in which capacity he was the executive business manager and benefits manager of all three operating subsidiaries of Windrose International. Prior to joining Windrose, Mr. Hanson served as Chief Financial Officer of Central Service Association, a technology company in Tupelo, Mississippi, from 1988 to 1998.

     R. Walker Batts has served as our Vice President, Finance since our formation in March 2002. From its formation in January 2000 until August 2002, Mr. Batts served as Vice President and Treasurer of Med Properties Management Group, L.L.C, a subsidiary of Windrose International. Mr. Batts was a healthcare public finance investment banker with J.C. Bradford & Co. from 1983 to 2000 and Senior Investment Banker and Partner in charge of the firm’s governmental and private not-for-profit healthcare group from 1993 to 2000.

     Daniel R. Loftus has served as our Secretary and General Counsel since our formation in March 2002. Since 2002, Mr. Loftus has been of counsel to Bone McAllister & Norton, PLLC. Prior to joining us in 2002, Mr. Loftus was an attorney with Wyatt, Tarrant & Combs in Nashville, Tennessee, from late 1997 to March 2002. During 2000, Mr. Loftus also served as Chief Manager of Emmaus Ventures, L.L.C., a venture capital firm.

     John W. Sweet has served as our Vice President, Business Development, since January 20, 2003. From November 2001 to 2003, Mr. Sweet was an independent consultant providing corporate finance advisory services to private businesses, including for us. From 1997 to 2001, Mr. Sweet was Senior Vice President, Corporate Finance, for B.C. Ziegler and Company, a publicly traded investment banking and brokerage firm, engaged in providing capital to healthcare companies throughout the United States.

Option Exercises And Fiscal Year End Option Values

     The following table summarizes the total number of securities underlying stock options, both exercisable and unexercisable, held by our executive officers as of December 31, 2002.

Number of Shares
			Underlying	Value of Unexercised
			Unexercised	In-the-Money
			Options at	Options at
			Fiscal Year-End	Fiscal Year-End

	Shares Acquired		Exercisable/	Exercisable/Un-
Name	On Exercise (#)	Value Realized ($)	Unexercisable	exercisable(1)

Fred S. Klipsch	—	—	22,600/22,600	$-0-
Frederick L. Farrar	—	—	11,600/11,600	-0-
O. B. McCoin	—	—	1,600/6,400	-0-
Doug Hanson	—	—	1,200/4,800	-0-
R. Walker Batts	—	—	1,200/4,800	-0-
Daniel R. Loftus	—	—	1,200/4,800	-0-
Robin P. Barksdale	—	—	1,200/4,800	-0-

(1)	In-the-money options are those for which the 2002 year-end market price of the underlying Common Shares exceeded the exercise price of the option. The value of the in-the-money options is the difference between the market price (determined on the basis of the closing price as reported by the NYSE on the last trading day of 2002) of the Common Shares ($10.30 per share) and the exercise price of the option multiplied by the number of Common Shares underlying the option. As of December 31, 2002, no options were in-the-money.

Equity Compensation Plans

     The following table summarizes information with respect to equity compensation plans as of December 31, 2002:

Number of
	securities to be	Weighted average
	issued upon	exercise price of	Number of
	exercise of	outstanding	securities
	outstanding option,	options, warrants	remaining available
	warrant and rights	and rights	for future issuance

Equity compensation plans approved by security holders	139,500	$12	660,500
Equity compensation plans not approved by security holders	—	—	—
Total	139,500	$12	660,500

Severance Agreements

     We have entered into agreements with Messrs. Klipsch and Farrar that provide them severance benefits if their employment ends under certain circumstances. We believe that the agreements will benefit us by helping to retain the executives and by allowing them to focus on their duties without the distraction of the concern for their personal situations in the event of a possible change in control of our company. The agreements have an initial term of three years beginning August 15, 2002. The term of the agreements will be extended for an additional year, on each anniversary of August 15, 2002, unless we give prior notice that the term will not be extended.

     Messrs. Klipsch and Farrar will be entitled to receive benefits under the agreements if there is a change in control of our company during the term of the agreements and, within two years after the change in control, we terminate their employment without cause or they resign with good reason. They also will be entitled to benefits under the agreements if we terminate their employment without cause while we are negotiating a transaction that could result in a change in control or if they are terminated without cause and a change in control occurs within nine months of their termination. In that event, Messrs. Klipsch and Farrar are entitled to receive any accrued but unpaid salary and bonuses and a severance benefit. The severance benefit is equal to three times their current salary and three times the highest bonus paid to them during the three prior years. However, because we believe that the initial cash compensation payable to Messrs. Klipsch and Farrar, as described above under “Executive Compensation”, is less than compensation paid to similarly situated executives of other companies similar to us, the severance benefit payable to Mr. Klipsch will not be less than $1,050,000 and the severance benefit payable to Mr. Farrar will not be less than $675,000. The agreements also provide that we will indemnify Messrs. Klipsch and Farrar from any excise tax liability that they may incur under Code section 4999 in the event of a change in control.

COMPENSATION COMMITTEE

     Compensation for our executive officers is administered under the direction of the compensation committee of our Board of Trustees (the “Committee”). In its role as administrator of compensation programs, the Committee approves the compensation arrangements of all executives. The following is the Committee’s report in its role as reviewer of our executive pay programs on 2002 compensation practices for our executive officers.

Compensation Committee Report

Executive Compensation Program Philosophy

     Windrose Medical Properties Trust’s executive compensation programs is designed to attract, motivate and retain the executives needed in order to create long-term shareholder value. The Committee believes that Windrose Medical Properties Trust’s business and its strategic direction require motivated employees to execute its strategy. Executives’ compensation is determined by reference to the following factors:

•	responsibilities within Windrose Medical Properties Trust;

•	completion of individual business objectives established at the beginning of the year (which objectives may vary greatly from person to person);

•	overall performance of Windrose Medical Properties Trust;

•	amount and form of prior compensation; and

•	contributions toward executing the business strategy of Windrose Medical Properties Trust.

     The Committee believes that each of the above factors is important when determining compensation levels. No specific weighting or formula regarding such factors is used in determining compensation.

     For 2002, the primary components of Windrose Medical Properties Trust’s executive’s compensation consisted of: (i) base salaries; (ii) long-term incentives in the form of stock options and restricted stock grants; and (iii) other executive programs and benefits. Each element is described in more detail below.

Base Salaries

     The Chief Executive Officer, utilizing the above factors, reviews base salaries annually and makes recommendations to the Committee. Any interim modifications to salaries are also based on the above factors and recommendations are made to the Committee.

CEO Compensation

     Initial annual compensation for our chief executive officer, Mr. Klipsch, was determined for an interim period of approximately twelve months following the initial public offering. The Committee believes Mr. Klipsch’s initial annual salary of $50,000 is substantially below the compensation levels of chief executive officers of companies similar to Windrose Medical Properties Trust. As Windrose Medical Properties Trust grows, the Committee will evaluate Mr. Klipsch’s annual base salary and will determine if any increase is appropriate based on company performance. In addition, the Committee believes it is appropriate to provide bonus compensation based upon Windrose Medical Properties Trust meeting certain performance criteria and Mr. Klipsch otherwise meeting any other personal performance criteria specified by the Committee. Mr. Klipsch will be entitle to receive a cash bonus of $50,000 if Windrose Medical Properties Trust achieves annualized basic funds from operations of at least $1.35 per share for the last six months of 2003. Thereafter, cash bonuses, if any, will be based on criteria approved by the Committee.

Long-Term Incentives

     The Committee believes that Windrose Medical Properties Trust’s key employees should have an ongoing stake in the long-term success of the business. The Committee also believes that key employees should have a significant portion of their total compensation paid in the form of Common Shares. This element of the total compensation program is intended to align the executive’s interest to that of Windrose Medical Properties Trust shareholders through the granting of stock options, performance shares and other incentive-based awards.

Other Executive Programs and Benefits

     Windrose Medical Properties Trust maintains employee benefit plans in which the executive officers participate. Windrose Medical Properties Trust sponsors a 401(k) plan (the “Plan”) whereby Windrose Medical Properties Trust matches employee contributions up to a pre-set percentage of the participant’s compensation. Windrose Medical Properties Trust believes its Plan is competitive with those of other companies in the Indianapolis/Nashville markets of comparable size and scope of business.

Conclusion

     Executive compensation at Windrose Medical Properties Trust is subject to considerable focus by the Committee, the Board of Trustees and senior management. The Committee believes that Windrose Medical Properties Trust’s compensation programs and other benefits produce a strong attraction and motivation for Windrose Medical Properties Trust’s executive officers and help align their interests with the interests of Windrose Medical Properties Trust’s shareholders.

COMPENSATION COMMITTEE
Bain J. Farris, Chairman
Norman Zahler

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total return on our Common Shares with the cumulative total return of the S&P 500 Stock Index and the NAREIT Composite Index for the period August 16, 2002, the date of our initial public offering, through December 31, 2002, assuming the investment of $100 on August 16, 2002 and the reinvestment of dividends. The performance reflected in the graph is not necessarily indicative of future performance.

COMPARISON OF CUMULATIVE TOTAL RETURNS FOR THE PERIOD
AUGUST 16, 2002 THROUGH DECEMBER 31, 2002
WINDROSE MEDICAL PROPERTIES TRUST COMMON STOCK AND
S&P 500 AND NAREIT COMPOSITE INDEX

	8/16/2002	12/31/2002

Windrose Medical Properties Trust	$100.00	$85.83
NAREIT Composite Index	$100.00	$100.02
S&P 500	$100.00	$94.58

The foregoing graph and chart shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE

     The audit committee is governed by a written charter adopted by our Board of Trustees and is comprised of three non-employee trustees, each of whom has been determined by our Board of Trustees to be independent in accordance with the rules of the New York Stock Exchange.

     The following is the audit committee’s report in its role as the overseer of our financial reporting process and our independent auditor’s performance. In carrying out its oversight responsibilities, the audit committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside auditor’s work.

Audit Committee Report

     The audit committee oversees Windrose Medical Properties Trust’s financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In this context, the audit committee has reviewed and discussed with management the audited financial statements in the annual report to shareholders.

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61, as modified or supplemented, including the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

     The audit committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent auditors their independence.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Trustees (and the Board of Trustees agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Norman Zahler, Chairman
Bain J. Farris
Randall Tobias

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     In connection with our initial public offering in August 2002, our company entered into the following transactions with certain of our executive officers and trustees and their affiliates.

Acquisition of Assets from Windrose International, LLC

     Simultaneously with the closing of the initial public offering in August 2002, Windrose International, LLC contributed certain of its assets, including all of the capital stock of HADC and the ownership interests in Med Properties Asset Group which owns the managing member Class B limited liability company interest in Brierbrook Partners, LLC, the entity which owns our Urology Center of the South property, together with certain liabilities, to Windrose Medical Properties, L.P., our operating partnership, in exchange for an aggregate of 218,750 units of partnership interest in our operating partnership having a value of $2,625,000 based on the initial public offering price for our Common Shares. The amount of Windrose International liabilities we assumed exceeded the book value of the assets contributed by Windrose International by approximately $1,481,000. Messrs. Klipsch, Farrar, Lanham, McCoin and Barksdale, who are officers and/or trustees of our company, and members of Mr. Klipsch’s family, owned all of the interests in Windrose International. Our operating partnership issued 208,750 of the units of partnership interest directly to the members of Windrose International and issued 10,000 of the units directly to Windrose International which distributed those units to certain of our executive officers. The terms of purchase of the Windrose International assets were determined by our executive officers, including Messrs. Klipsch, Farrar and McCoin, who were also owners of Windrose International. Our executive officers discussed such terms with the underwriters and also analyzed the historical and projected cash flows of Windrose International’s development and project management businesses in determining the terms of such purchase. However, the terms were not negotiated on an arm’s length basis.

     Pursuant to the contribution agreement under which our operating partnership acquired the stock of HADC and the assets and liabilities of certain other subsidiaries of Windrose International, our operating partnership has agreed not to assign, distribute, or otherwise dispose of the assets contributed to it pursuant to that agreement in a taxable transaction until the earlier of five years after the contribution or the date on which the contributors no longer own in the aggregate at least 25% of the units of partnership interest issued to them in the contribution. In addition, our operating partnership agreed to maintain outstanding recourse indebtedness in a principal amount at least equal to the aggregate negative capital account balances of the contributors as of the date of the contribution. This obligation to maintain indebtedness will survive until the earlier of five years following the contribution or the date on which a contributor has redeemed or otherwise disposed of all of its partnership units. Our operating partnership has agreed to indemnify the contributors against any and all federal and state income tax liability incurred by the contributors as a result of its breach of its obligation not to dispose of the contributed assets or to maintain indebtedness. Finally, we provided to each contributor the opportunity to agree to reimburse our company for a portion of the debt that we are required to maintain outstanding up to its initial negative capital account balance.

Overhead Sharing Agreement with Klipsch Audio, Inc.

     We entered into an Overhead Sharing Agreement with Klipsch Audio, Inc., pursuant to which Klipsch Audio provided us office space and certain office support staff services. The term of the agreement expires in August 2003 and provides for monthly payments of $17,500 from us to Klipsch Audio. Mr. Klipsch, is a director, executive officer and principal owner of Klipsch Audio, Inc.

Purchase of Interests in Brierbrook Partners, LLC

     Prior to the initial public offering, four of our executive officers, Messrs. Klipsch, McCoin, Batts and Hanson and one of our trustees, Mr. Lanham, owned 20%, 6.7%, 3.3%, 1.3% and 13.3% of the Class A limited liability company interests in Brierbrook Partners, LLC, respectively. In connection with the initial public offering, we acquired these interests in Brierbrook for an aggregate of 72,582 units of partnership interest in our operating partnership, having a value of $871,000 based on the initial public offering price for our Common Shares as follows:

Mr. Klipsch	32,500 units valued at $390,000
Mr. McCoin	10,834 units valued at $130,000
Mr. Batts	5,416 units valued at $65,000
Mr. Hanson	2,166 units valued at $26,000
Mr. Lanham	21,666 units valued at $260,000

     The terms of purchase of the Class A limited liability company interests were determined by our executive officers, including Messrs. Klipsch and McCoin who were also owners of Class A limited liability company interests and Mr. Farrar, who did not own Class A limited liability company interests in Brierbrook. As a result, the terms were not negotiated on an arm’s length basis. The valuation was based on capitalization of expected lease revenue from the Urology Center of the South property and is generally consistent with valuations for the other initial properties acquired from unaffiliated third parties in connection with the initial public offering.

Repayment of Loans

     In connection with the contribution of assets and liabilities from Windrose International to our operating partnership, our operating partnership repaid non-amortizing demand notes as follows:

     $1,250 note payable to Mr. Barksdale

     $5,350 note payable to Mr. Farrar

     $28,530 note payable to Mr. Klipsch

     $125,000 note payable to Mr. Lanham and $28,530 note payable to an affiliate of Mr. Lanham

     These notes were incurred to obtain cash for working capital purposes. The notes payable to Messrs. Barksdale, Farrar and Klipsch and the affiliate of Mr. Lanham bore interest at a fixed rate of 9% per annum and the note payable to Mr. Lanham bore interest at variable rates based on the prime rate published in The Wall Street Journal. These notes were repaid upon completion of the offering with net proceeds of the initial public offering. In addition, our operating partnership used a portion of the proceeds from the offering to repay a non-amortizing demand note to Klipsch Audio, Inc., in the principal amount of $300,000 and bearing interest at variable rates based on the prime rate published in The Wall Street Journal. The proceeds of this note were used to pay earnest money deposits on our initial properties. Mr. Klipsch is a director, executive officer and principal owner of Klipsch Audio, Inc.

     We repaid approximately $420,000 of borrowings under a $600,000 line of credit from Mr. Klipsch bearing interest at variable rates based on the prime rate published in The Wall Street Journal, which retired the full amount drawn on this line. Borrowings under this line of credit were used to pay expenses incurred in connection with the initial public offering and the formation transactions.

Certain Legal Proceedings

     Pyle Manufacturing, LLC, a wholly owned subsidiary of Klipsch Audio, Inc. and a manufacturer of car audio loudspeakers, filed a petition under Chapter 7 of the federal bankruptcy laws in October 2000. Mr. Klipsch was the managing member and Mr. Farrar was the Chief Financial Officer — Executive Vice President of Pyle Manufacturing. A final bankruptcy order has not been entered but the unsecured creditors have claims of approximately $1,800,000 against substantially insufficient assets. Mr. Klipsch had originally personally guaranteed approximately $600,000 of indebtedness of Pyle Manufacturing.

Tax

     Mr. Jacobson, one of our trustees, is a senior partner with Katz, Sapper & Miller, LLP, an accounting and consulting firm based in Indianapolis, Indiana. Katz, Sapper & Miller provided accounting and consulting services to us in connection with our initial public offering and continues to provide accounting and consulting services to us. In 2002, we paid Katz, Sapper & Miller approximately $54,000 in conjunction with our initial public offering.

     We also have engaged Katz, Sapper & Miller to assist us with ongoing tax matters, including our qualification as a real estate investment trust for federal income tax purposes.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP (“KPMG”) has served as independent public accountants and auditors for our company and our subsidiaries for our fiscal year ended December 31, 2002 and will continue to serve as our auditors for our fiscal year ending December 31, 2003, unless changed by action of our audit committee and Board of Trustees.

     We expect that a KPMG representative will be present at our Annual Meeting to make a statement if so desired and is expected to be available to respond to appropriate questions.

     During 2002, KPMG billed the following amounts to Windrose Medical Properties Trust in connection with its performance of the following services for our company:

Fee Type	Fees Billed

Audit Fees	$280,909	(1)
Financial Information Systems Design and Implementation Fees	$-0-
All Other Fees	$-0-
Total 2002 Fiscal Year Fees	$280,909	(1)

(1)	Includes fees related to audit and other work in connection with the initial public offering of approximately $196,000.

     Our Board of Trustee’s audit committee has determined that the provision of non-audit services performed by KPMG during 2002 is compatible with maintaining KPMG’s independence from Windrose Medical Properties Trust as our independent public accountants.

ANNUAL REPORT TO SHAREHOLDERS

     Our Annual Report to Shareholders for the fiscal year ended December 31, 2002, including consolidated financial statements, is being furnished along with this proxy statement. The Annual Report to Shareholders does not constitute a part of the proxy soliciting material. Our Annual Report includes our Annual Report on Form 10-K for the year ended December 31, 2002.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Our Board of Trustees will provide for presentation of shareholder proposals at the 2004 annual meeting of shareholders, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC regarding such proposals, and with our bylaws, a copy of which is available upon written request from our Secretary. Shareholders intending to submit proposals for presentation at our annual meeting of shareholders must submit their proposals in writing and we must receive these proposals at our executive offices no later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting.

“HOUSEHOLDING” OF PROXY STATEMENT AND ANNUAL REPORTS

     The Securities and Exchange Commission rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more shareholders reside, if it is believed the shareholders are members of the same family. This delivery method, known as “householding,” will save us printing and mailing costs. Duplicate account mailings will be eliminated by allowing shareholders to consent to such elimination, or through implied consent if a shareholder does not request continuation of duplicate mailings. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to discontinue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee.

     If you hold Common Shares in your own name as a holder of record, householding will not apply to your shares. Also, if you own Common Shares in more than one account, such as individually and also jointly with your spouse, you may receive more than one set or our proxy statements and annual reports. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting our transfer agent, CSTTC, by telephone at 212-509-4000 or in writing at 17 Battery Place South, New York, New York 10004.

     If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Windrose Medical Properties Trust, Attention: Stockholder Relations, 7101 Executive Center Drive, Suite 250, Nashville, Tennessee, 37027. You can also refer to our web site at www.windrosempt.com.

BY ORDER OF THE BOARD OF TRUSTEES,

/s/ Daniel Loftus
Daniel Loftus, Secretary
April 8, 2003

Appendix A

CHARTER OF THE AUDIT COMMITTEE OF
WINDROSE MEDICAL PROPERTIES TRUST

     Pursuant to § 2-411(a)(1) of the Corporations and Associations Article of the Annotated Code of Maryland and Article IV of the Bylaws of Windrose Medical Properties Trust, a real estate investment trust formed under the laws of the State of Maryland (the “Company”), the following shall constitute the Charter of the Audit Committee (the “Charter”) of the Board of Trustees of the Company (the “Board”).

I.     ORGANIZATION

     There shall be constituted a standing committee of the Board to be known as the audit committee (the “Audit Committee”). The Audit Committee shall be wholly composed of trustees of the Company who are “independent” within the meaning of the Rules of the New York Stock Exchange (the “Independent Trustees”).

II.      STATEMENT OF POLICY

     The Audit Committee shall assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

III.      FUNCTION AND OBJECTIVES

     The primary function of the Audit Committee shall be to assist the Board in fulfilling its oversight responsibilities by reviewing and overseeing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. The Audit Committee’s primary objectives include providing an independent, direct and open avenue of communication among the Company’s independent accountants, management and the Board; serving as an independent and objective party to review the Company’s financial reporting processes and internal control systems; overseeing with management the reliability and integrity of the Company’s accounting policies and financial reporting and disclosure practices; and reviewing and considering the work of the Company’s independent accountants.

IV.      COMPOSITION AND SELECTION

4.1      The Audit Committee shall be comprised of no fewer than three (3) trustees as determined by the Board, each of whom shall be an Independent Trustee. All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices in compliance with the Rules of the New York Stock Exchange. Furthermore, the chair of the Audit Committee shall have accounting or related financial management expertise in compliance with the Rules of the New York Stock Exchange.

4.2     The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board and shall serve for one year or until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

4.3      The duties and responsibilities of a member of the Audit Committee contained herein shall be in addition to those duties otherwise required for a member of the Board.

V.     MEETINGS

The Audit Committee shall meet at least four (4) times each calendar year, or more frequently as circumstances dictate and shall report to the Board following each meeting of the Audit Committee at the next regularly scheduled meeting of the Board or sooner, as circumstances may dictate. As part of its primary duty and responsibility to foster independent, direct and open communications pursuant to Section III hereinabove, the Audit Committee shall meet at least annually with the Company’s management and the Company’s independent accountants in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately. In addition, the Chairman of the Audit Committee shall meet in person or by telephone with the Company’s independent accountants and the Company’s chief financial officer quarterly to review the Company’s financial statements, consistent with Section VI below.

VI.     RESPONSIBILITIES AND DUTIES

To fulfill its primary objectives, responsibilities and duties hereunder, the Audit Committee shall undertake the following:

6.1     Documents/Reports Review

a)     Review and update this Charter periodically, and at least annually.

b)     Review the Company’s annual financial statements and related notes thereto and any reports or other financial information submitted to any governmental body or the public, including any certification, report, analysis, opinion, or review rendered by the independent accountants.

c)     Review filings made with the Securities and Exchange Commission (the “SEC”) and other published documents containing the Company’s financial statements and consider whether the information contained in such documents is consistent with the information contained in the Company’s financial statements.

d)     Include in the Company’s proxy or information statements relating to annual meetings of shareholders at which trustees are to be elected (or special meetings or written consents in lieu of such meetings), a report of the Audit Committee that complies with the SEC’s regulations for such reports.

e)     Review, or cause the Chairman of the Committee to review, with the financial management of the Company and the Company’s independent accountants, each Quarterly Report on Form 10-Q (or any successor report thereto under the rules and regulations of the SEC and all financial statements and related notes contained therein prior to its filing or prior to the public release of the Company’s earnings.

6.2     Independent Accountants

a)     Recommend to the Board the selection of the Company’s independent accountants; consider the independence and effectiveness of such independent accountants, and approve the fees and other compensation to be paid to such independent accountants and the range and cost of audit and non-audit services performed by the independent accountants. On a periodic basis, the Audit Committee shall ensure that the Company’s independent accountants submit to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company. On at least an annual basis, the Audit Committee shall review and discuss with the independent accountants all significant relationships the independent accountants have with the Company and, if necessary, make recommendations to the Board of appropriate action to maintain such independence.

b)     Review and evaluate the performance of the Company’s independent accountants and make recommendations to the Board regarding any re-appointment or termination of such independent accountants when circumstances warrant.

c)     Periodically consult with the Company’s independent accountants, out of the presence of the Company’s management, about the Company’s internal controls and the fullness and accuracy of the Company’s financial statements.

d)     Discuss and review with the Company’s independent accountants their ultimate accountability to the Board and the Audit Committee.

6.3     Financial Reporting Process

a)     In consultation with the Company’s independent accountants, review the integrity of the Company’s financial reporting processes, both internal and external; confer with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the independent accountants’ annual engagement letter; review and approve the Company’s annual audit plans and budgets; direct the special attention of the auditors to specific matters or areas deemed by the Audit Committee to be of special significance; and authorize the Company’s independent accountants to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

b)     Consider the Company’s independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles, standards and practices as applied in its financial reporting.

c)     Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles, standards and practices as suggested by the Company’s independent accountants or management.

d)     Consider, in consultation with the Company’s independent accountants, the audit scope and plan of the independent accountants.

6.4     Process Improvement

a)     Establish regular and separate systems of reporting to the Audit Committee by the Company’s management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

b)     Following completion of the Company’s annual audit, review separately with the Company’s management and the independent accountants any significant difficulties encountered during the course of the audit, including (i) any restrictions on the scope of work or access to required information, and (ii) the nature and extent of any significant changes in accounting principles or the application therein.

c)     Review any significant disagreement among the Company’s management and the independent accountants in connection with the preparation of the Company’s financial statements.

d)     Review with the Company’s independent accountants and management the extent to which changes or improvements in financial or accounting practices and standards, as approved by the Audit Committee, have been implemented, with such review to be conducted at an appropriate time subsequent to implementation of any changes or improvements thereto, as decided by the Audit Committee in its discretion.

e)     Inquire of the Company’s management and the independent accountants about significant risks or exposures and assess the steps that management has taken to minimize such risks to the Company.

f)     Review with the Company’s independent accountants the coordination of their audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources.

6.5     Ethical and Legal Compliance

a)     Review management’s monitoring of the Company’s compliance with the Company’s Code of Business Conduct and Ethics, and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

b)     Review the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

c)     Review with the Company’s counsel any legal matters that could have a material impact on the Company’s financial statements.

d)     Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities and duties, with the Audit Committee to be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any such investigation if, in the Audit Committee’s judgment, such is appropriate.

e)     Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

6.6.     Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountants.

VII.     CONSISTENCY WITH DECLARATION OF TRUST AND BYLAWS

     To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Declaration of Trust or the Bylaws of the Company, the Declaration of Trust or the Bylaws, as appropriate, shall fully control.

[SIGNATURE PAGE FOLLOWS]

VIII.      CERTIFICATION

     This Charter of the Audit Committee was duly approved and adopted by the Board of the Company on the 22nd day of July, 2002.

/s/ Daniel R. Loftus Corporate Secretary

[Front of card]

WINDROSE MEDICAL PROPERTIES TRUST
3502 Woodview Trace
Indianapolis, Indiana 46268

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints FREDERICK L. FARRAR and DANIEL R. LOFTUS, and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all Common Shares, $.01 par value per share, of Windrose Medical Properties Trust which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 8, 2003, at Holiday Inn Select, 3850 DePauw Blvd., Indianapolis, Indiana 46268 at 3:00 p.m., Central time, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated:

1.	ELECTION OF TRUSTEES FOR all nominees (except as marked to the contrary below [ ]	WITHHOLD AUTHORITY to vote for each nominee listed below	[ ]

Bruce M. Jacobson
Norman Zahler

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name in the list above.)

2.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

[Back of card]

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is made, the proxy will be voted FOR the nominees for trustees.

Dated . . . . . . . . . . . . . . . . . . . ., 2003

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(Signature of Stockholder)

Please date and sign name exactly as name appeers and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.